Exhibit 32


                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                         AND THE CHIEF FINANCIAL OFFICER
           Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Roger S. Marcus, Chief Executive Officer, and Howard N. Feist III, Chief Financial Officer, of American Biltrite Inc. ("the Company"), each hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that, to the best of his knowledge:

      1. The Annual Report on Form 10-K of the Company for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


Date: March 24, 2005                   /s/ Roger S. Marcus
      -------------------------        ---------------------------------------
                                       Roger S. Marcus, Chairman of the Board,
                                       Chief Executive Officer and Director


                                       /s/ Howard N. Feist III
                                       ---------------------------------------
                                       Howard N. Feist III, Vice President
                                       Finance and Chief Financial Officer